UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2018

H&E Equipment Services, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51759

Delaware	81-0553291
J(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7500 Pecue Lane

Baton Rouge, LA 70809

(Address of principal executive offices, including zip code)

(225) 298-5200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders of H&E Equipment Services, Inc. (the “Company”) was held on May 15, 2018. Matters submitted to the stockholders and voted upon at the meeting, which are more fully described in the Company’s Proxy Statement, which was filed with the Securities and Exchange Commission on April 5, 2018, were (1) the election of eight directors; (2) the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018; and (3) an advisory vote on Named Executive Officer compensation as disclosed in the Proxy Statement.

Each of the director nominees set forth below was elected to hold office until his respective successor is duly elected and qualified or until his death, resignation or removal. Stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018. Stockholders, in a non-binding advisory vote, approved the compensation of the Company’s Named Executive Officers as disclosed in the Company’s Proxy Statement.

The table below shows the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director. There were no broker non-votes for the proposal regarding the ratification of the accounting firm.

(1)	Election of directors.

	For	Withheld	Broker Non-Votes
Gary W. Bagley	24,805,075	394,413	4,770,481
John M. Engquist	24,947,990	251,498	4,770,481
Paul N. Arnold	24,802,160	397,328	4,770,481
Bruce C. Bruckmann	24,575,734	623,754	4,770,481
Patrick L. Edsell	24,945,690	253,798	4,770,481
Thomas J. Galligan III	25,082,626	116,862	4,770,481
Lawrence C. Karlson	22,612,873	2,586,615	4,770,481
John T. Sawyer	24,577,163	622,325	4,770,481

(2)	Ratification of Appointment of BDO USA, LLP as independent registered public accounting firm for the year ending December 31, 2018.

For	Against	Abstain
29,548,730	229,711	191,528

(3)	Advisory vote on Named Executive Officer compensation as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
23,923,036	1,021,755	254,697	4,770,481

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&E Equipment Services, Inc.

Date: May 16, 2018	By:	/s/ Leslie S. Magee
Leslie S. Magee
Chief Financial Officer & Secretary